CORPORATE GOVERNANCE PRINCIPLES OF ALICO, INC.
(As Amended September 30, 2010)

These principles have been adopted by the Board of Directors (the "Board") of Alico, Inc. (the "Company') for the purpose of establishing the corporate governance policies pursuant to which the Board intends to conduct its oversight of the business of the Company in accordance with its fiduciary responsibilities.

1. Role of the Board
The role of the Board of Directors at Alico, Inc. is to oversee the performance of the chief executive officer (the “CEO”), or President, should this role replace the CEO, and other senior management and to assure that the best interests of stockholders are being served. To satisfy this responsibility, the Directors are expected to take a proactive approach to their duties and function as active monitors of corporate management. Accordingly, they have an active oversight role in the formulation of the long-term strategic, financial and organizational goals of the Company and of the plans designed to achieve those goals. In addition, the Board sets standards and policies to ensure that the Company is committed to achieving its objectives through the maintenance of the highest standards of responsible conduct and ethics and to assure that management carries out their day-to-day operational duties in a competent and ethical manner.

The day-to-day business of Alico, Inc. is carried out by its employees, managers and officers, under the direction of the CEO, or President, and the oversight of the Board, to enhance the long-term value of the Company for the benefit of stockholders. The Board and management also recognize that creating long-term enterprise value is advanced by considering the interests and concerns of other stakeholders, including Alico's employees, customers, creditors and suppliers as well as the community generally.

The Board understands that effective Directors act on an informed basis after thorough inquiry and careful review, appropriate in scope to the magnitude of the matter being considered. The Directors know their position requires them to ask probing questions of management and outside advisors and to take the action necessary to get accurate and complete answers. The Directors also rely on the advice, reports and opinions of management, counsel and expert advisors. In doing so, the Board evaluates the qualifications of those it relies upon for information and advice and also looks to the processes used by managers and advisors in reaching their recommendations. In addition, the Board has the authority to hire outside advisors at the Company's expense if they feel it is appropriate. Such contracts shall be executed by an Officer of the Company.

2. Selection of Chairman and CEO or President

The Board shall fill the Chairman and CEO, or President, positions based upon the best interests of the Company at any point in time. Currently, the Board does not require the separation of the Chairman and CEO, or President, positions or the allocation of the Chairman position to a nonemployee director.

3. Committees

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The Audit Committee should consist solely of independent Directors, as defined by The Nasdaq Stock Market, Inc. Marketplace Rules ("Nasdaq Rules") and other applicable laws, rules and regulations. The Board will appoint one or more of its members as each Committee Chairman. The members of these committees shall also meet the other membership criteria specified in their respective charters.

Because Alico is a “controlled company,” there is no requirement that the Nominating and Governance Committee or the Compensation Committee be composed only of independent directors. New committees may be formed as determined by the Board.

4. Assignment of Committee Members

Committees should be appointed (or re-appointed), and chairs of each committee designated, by the full Board, in consultation with the Nominating and Governance Committee and the Chairman of the Board, following each annual meeting of shareholders. While composition of the committees should be looked at each year in making certain that these committees have fair representation and are not stagnant, it is the Board's belief that continuity of experience in the specific functions of these committees provides a significant benefit to the stockholders and to management.

5. Frequency and Length of Committee Meetings

Each committee chairman, in consultation with committee members, will determine the frequency and length of meetings of his or her committee, considering all relevant factors such as the committee's mandate, nature of current committee business to be discussed and the like. Moreover, the committee chairmen should feel free to call additional committee meetings at times other than the scheduled meetings of the full Board.

6. Committee Charters and Agendas

Each committee shall have its own charter, which will set forth the principles, policies, objectives and responsibilities of the committee. Annually, the chairman of each committee should review the existing committee charter and determine, in consultation with the rest of the committee and legal counsel, whether any amendments are required by applicable rules, regulations or law or are otherwise desired. Committee charters are granted by the Board and amendments must be approved by the Board. Each committee chairman should prepare an agenda prior to each committee meeting and should consult with appropriate members of management for additional items which should be included in the agenda. Any committee of the Board is authorized to engage its own outside advisors at the Company's expense, including legal counsel or other consultants, as required, provided that the committee shall promptly advise the full Board of such engagement and such advisory agreement shall be executed by an Officer of the Company.

7. Code of Business Ethics and Conduct, Conflicts of Interests and Related Party Transactions

The Board of Directors has adopted a Code of Business Ethics and Conduct. The Board of Directors shall review any situations that may give rise to an actual or potential conflict of interest in accordance with the guidelines set forth in the Code of Business Ethics and Conduct. The Audit Committee shall review and approve in advance any proposed related party transactions in compliance with Nasdaq Rules and must present material related party transactions to the full Board for approval.

8. Board Meetings and Agenda Items

The Board of Directors has no less than four regularly scheduled meetings each year at which it reviews and discusses management reports on the performance of the Company, its plans and prospects, as well as more immediate issues facing the Company. The Chairman of the Board (in consultation with the Chief Executive Officer, or President) will set the agenda for each Board meeting. Each Board member is free to suggest inclusion of items on the agenda. The Board will review the Company's long-term strategic plan during at least one Board meeting per year.

9. Board Presentations and Discussions

To the extent possible, information and data which is important to the Board's understanding of matters to be discussed at the meeting and the current status of the Company's business should be distributed in writing to the Board a sufficient number of days before the meeting to enable the Directors to read and prepare for the meeting. On those occasions when the subject matter is too sensitive to be distributed, the subject will have to be introduced at the meeting. Directors are expected to prepare for, attend, and actively participate in all Board and applicable Committee meetings.

10. Regular Attendance of Non-Directors at Board Meetings

It is anticipated that certain members of management (e.g., such members of the executive staff as the CEO or President may from time to time designate) will attend Board meetings on a regular basis. Other members of management and staff will attend meetings and present reports from time to time. The Board encourages management to ask specific managers to attend Board meetings when their expertise regarding the items being discussed would be valuable. Additionally, each Committee may invite such other persons to attend as the Committee deems appropriate. It is understood that Company personnel and others attending Board meetings may be asked to leave the meeting in order for the Board to discuss sensitive issues or to meet in executive session.

11. Executive Sessions of Independent Directors

It is the policy of the Board to have separate meeting times for independent Directors in Executive Session without management. Such meetings should be held at least twice a year and at such other times as requested by an independent Director. Each meeting shall be led by the chairman of the Audit Committee or, in his absence, a chairman chosen pro tem by the Independent Directors.

12. Board Access to Company Employees

Board members should have full access to members of management, either as a group or individually, and to Company information that they believe is necessary to fulfill their obligations as Board members. The Directors should use their judgment to ensure that any such contact or communication is not disruptive to the business operations of the company.

13. Board Compensation Review

The Compensation Committee should conduct an annual review of director compensation.  This review will include input from the Company's Human Resources department in order to compare director compensation with other companies of like size in the industry. Any change in Board compensation should be approved by the full Board. Ownership of stock by the Directors is encouraged in accordance with the Company's Director Stock Ownership Policy with which all directors are expected to comply. Failure to comply with this policy will be taken into consideration when directors are evaluated and nominations are considered.

14. Size of the Board

Subject to the Bylaws, the size of the Board may vary based upon the size of the business and the availability of qualified candidates. Board size should facilitate active interaction and participation by all Board members. The Board will review from time to time the appropriateness of its size.

15. Composition of Board

Since Alico is a Controlled Company, the Board does not have to be composed of a majority of independent Directors. However, at present the Board is so composed.  The mix of Board members should provide a range of diversity, expertise and perspective in areas relevant to the Company's business.

16. Board Definition of "Independence" for Directors

A director shall be considered "independent" for purposes of serving on the Board if he or she meets the criteria for independence established by The Nasdaq Rules. A director considered "independent" for purposes of serving on a Board committee shall conform to any requirements established for such a committee by The Nasdaq Rules and any applicable SEC Rules.

17. Board Membership Criteria and Selection

The Nominating and Governance Committee shall review on an annual basis, in the context of recommending a slate of Directors for stockholder approval, the membership of the Board, including issues of character, judgment, diversity, age, expertise, corporate experience, length of service, independence, other commitments and the like. Selection of new Directors requires recommendation of a candidate by the Nominating and Governance Committee to the full Board, which has responsibility for naming new members in the event of a vacancy or expansion of the Board between annual meetings of stockholders.

18. Extending the Invitation to Join the Board to a New Director

An invitation to join the Board should be extended by the Chairman or such other person as shall be designated by the Board, on behalf of the entire Board.

19. Notifying a Director of Non-Inclusion on a Proposed Slate of Directors

Any proposal to decrease the size of the Board, or to substitute a new Director for an existing Director, should be made first by the Nominating and Governance Committee, then shall be submitted for approval by the full Board. After receipt of a recommendation from the Nominating and Governance Committee, the Chairman should notify the Director of such recommendation prior to the meeting of the Board at which the slate of nominees is proposed to be approved.

20. Assessing the Performance of the Board and of each Director

Before the annual meeting after the end of each year, the Chairman of the Nominating and Governance Committee should perform first an evaluation of the performance of each Director and second an evaluation of the Board itself. Both evaluations should be carried out through eliciting the judgments of Board members. The assessment of Directors should focus on such areas as integrity, competence, communication effectiveness and contribution to the company’s direction and performance. The Board assessment should focus on areas in which the Board or management believes the Board may increase its effectiveness. The Chairman of the Nominating and Governance Committee will then report back to the Board regarding both assessments, which may be done in separate meetings, and the full Board will consider and discuss these reports.

21. Term Limits

The Board believes that Directors should not have "unlimited tenure." Except for filling vacancies and adding new Directors, all Directors shall be subject to election at the annual meeting of stockholders in accordance with the Company's certificate of incorporation and by-laws.

22. Director Retirement Age

The Board recognizes that it is important for the Board to balance the benefits of continuity with the benefits of fresh viewpoints and experience. Upon reaching 75 years of age, each Director shall submit to the Board a letter of resignation to be effective at the next meeting of stockholders held for the elections of Directors. In each instance, the Board shall accept the letter of resignation unless the Nominating and Governance Committee shall determine to nominate said Director for another term. In making such determination, the Nominating and Governance Committee shall weigh the benefit of a particular Director's contributions against the benefits of fresh viewpoints from new Directors.

23. Director Orientation and Continuing Education

Meetings of the Board shall be designed to provide orientation for new Directors to assist them in understanding the Company's business as well as an introduction to Alico's senior management. Further, the Company encourages Directors to participate in continuing education programs focused on the legal and ethical responsibilities of board members.

24. Formal Evaluation and Compensation of the Chief Executive Officer or President and Other Executive Officers

The formal evaluation of the CEO, or President, and the other executive officers should be made in the context of annual compensation review by the Compensation Committee, with appropriate input from other Board members, and should be communicated to the CEO, or President, by the Chairman of the Compensation Committee. The evaluation should be based on a fixed and variable nature. The fixed component should be determined within a competitive framework and the variable component based on the achievement of the Company’s overall financial results, individual contributions, measures of employee development and job satisfaction and a measure of customer satisfaction in accordance with the principles established in the Compensation Committee charter. Ownership of stock by the CEO, or President, and other executive officers is encouraged and will be reviewed by the Board.

25. Succession Planning

The Nominating and Governance Committee, in consultation with the Board, is primarily responsible for succession planning of the CEO, or President. In addition, it shall monitor management's succession plans for other key executives. Succession planning can be critical in the event that executives should cease to serve for any reason, including resignation or unexpected disability. In addition, however, the Board believes that establishment of a strong management team is the best way to prepare for an unanticipated executive departure.

26. Management Development

In addition to its responsibilities related to executive succession planning, the Nominating and Governance Committee shall confer with the CEO, or President, to encourage management's employee development programs.

27. Board Interaction with Investors, the Press, Customers, and Other Interested Parties

The Board has adopted a formal process by which stockholders may communicate with Directors. Shareholders who wish to communicate with Directors may do so by sending written communications addressed to the Board of Directors of Alico, Inc., at Post Office Box 338, LaBelle, Florida 33975. Company contact information and procedures are also included on the Company’s website at http://www.alicoinc.com.

28. Formulation of Strategy

The Board should be actively involved with management in formulating corporate strategy.

29. Periodic Review of Guidelines

The Nominating and Governance Committee and the Board should review these guidelines no less frequently than once each fiscal year and recommend changes to the Board if it deems such changes to be required by applicable rules, regulations or law or otherwise appropriate. Changes to the guidelines shall not become final until approved by the full Board.